                                                                   EXHIBIT 10.35



                          DOBSON CELLULAR SYSTEMS, INC



       $250,000,000 of 8 3/8% FIRST PRIORITY SENIOR SECURED NOTES DUE 2011

   $250,000,000 of FIRST PRIORITY FLOATING RATE SENIOR SECURED NOTES DUE 2011

                                       and

      $325,000,000 of 9 7/8% SECOND PRIORITY SENIOR SECURED NOTES DUE 2012



                          REGISTRATION RIGHTS AGREEMENT

                                                                November 8, 2004

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036




Ladies and Gentlemen:

         Dobson Cellular Systems, Inc., an Oklahoma corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to Morgan Stanley Co. Incorporated, Lehman Brothers Inc. and Bear, Stearns & Co. Inc. (the "Initial Purchasers") upon terms set forth in a purchase agreement dated as of October 26, 2004 (the "Purchase Agreement") among the Company, Dobson Communications Corporation, an Oklahoma corporation, the parent of the Company and a Guarantor ("Parent"), the Subsidiary Guarantors listed in Schedule II of the Purchase Agreement, and the Initial Purchasers, (i) $250,000,000 of its First Priority Floating Rate Senior Secured Notes due 2011 (the "Initial 2011 Floating Rate Notes") and the guarantees thereof by the Guarantors (the "2011 Floating Rate Guarantees"), (ii) $250,000,000 of its 8 3/8% First Priority Senior Secured Notes due 2011 (the "Initial 2011 Fixed Rate Notes") and the guarantees thereof by the Guarantors (the "2011 Fixed Rate Guarantees") and (iii) $325,000,000 of its 9 7/8% Second Priority Senior Secured Notes due 2012 (the "Initial 2012 Notes" and together with the Initial 2011 Floating Rate Notes and the Initial 2011 Fixed Rate Notes, the "Initial Notes") and the guarantees thereof by the Guarantors (the "2012 Guarantees" and together with the 2011 Floating Rate Guarantees and the 2011 Fixed Rate Guarantees, the "Guarantees"). As an inducement to you to enter into the Purchase Agreement and purchase the Initial Notes and in satisfaction of a condition to your obligations under the Purchase Agreement, the Company and the Guarantors agree with you for the benefit of the holders from time to time of the Initial Notes (including the Initial Purchasers) (each of the foregoing a "Holder" and together the "Holders"), as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "2011 Fixed Rate Guarantees" has the meaning set forth in the preamble hereto.

                  "2011 Floating Rate Guarantees" has the meaning set forth in the preamble hereto.

                  "2011 Indenture" means the indenture, dated as of November 8, 2004, among the Company, the Guarantors and the Bank of Oklahoma as trustee, pursuant to which the

         2011 Notes are to be issued, as such 2011 Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  "2011 Trustee" means the Bank of Oklahoma and any successors thereto.

                  "2012 Guarantees" has the meaning set forth in the preamble hereto.

                  "2012 Indenture" means the indenture, dated as of November 8, 2004, among the Company, the Guarantors and the Bank of New York Midwest Trust Company as trustee, pursuant to which the 2012 Notes are to be issued, as such 2012 Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  "2012 Trustee" means the Bank of New York Midwest Trust Company and any successor thereto.

                  "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Damages Payment Date" means, with respect to the Initial Securities, each date on which interest is paid in accordance with the applicable Indenture.

                  "Effectiveness Target Date" has the meaning set forth in
         Section 2(a) hereof with respect to the Exchange Offer Registration Statement and in Section 3(a) hereof with respect to a Shelf Registration Statement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer" means the registration by the Company and the Guarantors under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company and the Guarantors offer the Holders of all outstanding Initial Securities that make the representations set forth in Section 2(h) hereof if requested by the Company, the opportunity to exchange all such outstanding Initial Securities held by such Holder for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of Initial Securities tendered in such exchange offer by such Holders.

                  "Exchange Offer Registration Period" means the longer of (A) the period until the consummation of the Exchange Offer and (B) one year after effectiveness of the Exchange Offer Registration Statement, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement; provided, however, that in the event that all resales of Exchange Securities (including, subject to the time periods set forth herein, any resales by Exchanging Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above.

                  "Exchange Offer Registration Statement" means a Registration Statement of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchange Securities" means (i) the First Priority Floating Rate Senior Secured Notes due 2011 of the same series under the 2011 Indenture as the Initial 2011 Floating Rate Notes and the 2011 Floating Rate Guarantee attached hereto, (ii) the 8 3/8% First Priority Senior Secured Notes due 2011 of the same series under the 2011 Indenture as the Initial 2011 Fixed Rate Notes and the 2011 Fixed Rate Guarantee attached hereto, and (iii) the 9 7/8% Second Priority Senior Secured Notes due 2012 of the same series under the 2012 Indenture as the Initial 2012 Notes and the 2012 Guarantee attached hereto, to be issued in exchange for Initial Securities pursuant to this Agreement.

                  "Exchanging Dealer" means any Holder (which may include the Initial Purchasers) that is a broker-dealer, electing to exchange Initial Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

                  "Guarantors" means Parent and the Subsidiary Guarantors.

                  "Holder" has the meaning set forth in the preamble hereto.

                  "Indentures" means the 2011 Indenture and the 2012 Indenture.

                  "Initial 2011 Fixed Rate Notes" has the meaning set forth in the preamble hereto.

                  "Initial 2011 Floating Rate Notes" has the meaning set forth in the preamble hereto.

                  "Initial 2012 Fixed Rate Notes" has the meaning set forth in the preamble hereto.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Initial Purchasers" has the meaning set forth in the preamble hereto.

                  "Initial Securities" means the Initial Notes, and the guarantees by the Guarantors attached to each Initial Note, of the same series under the applicable Indenture as the Exchange Securities, for so long as such securities constitute Transfer Restricted Securities.

                  "Losses" has the meaning set forth in Section 6(d) hereto.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement considered as one class.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "Offering Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Registration Default" has the meaning set forth in Section 5(b) hereof.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Securities" means the Initial Securities and the Exchange Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Registration" means a registration effected pursuant to
         Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
         Section 3(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof, which covers some or all of the Initial Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Transfer Restricted Securities" means each Initial Security until the earliest to occur of (i) the date on which such Initial Security has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or
         (iv) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustees" means the 2011 Trustee and the 2012 Trustee.

                  "Underwriter" means any underwriter of Transfer Restricted Securities in connection with an offering thereof under a Shelf Registration Statement.

                  "Underwritten Registration" or "Underwritten Offering" means a registration in which the Securities of the Company are sold to an underwriter for reoffering to the public.

         2. EXCHANGE OFFER; RESALES OF EXCHANGE SECURITIES BY EXCHANGING DEALERS; PRIVATE EXCHANGE.

         (a) The Company and the Guarantors shall prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Exchange Offer and shall use their commercially reasonable efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to the 210th calendar day after the Closing Date (as such date relates to the Exchange Offer Registration Statement, the "Effectiveness Target Date") and remain effective until the closing of the Exchange Offer and (ii) unless the Exchange Offer would not be permitted by applicable law or Commission policy, to consummate the Exchange Offer no later than the 240th calendar day after the Closing Date, unless a longer time is required by the federal securities laws.

         (b) Unless the Exchange Offer would not be permitted by applicable law or Commission policy, upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Initial Securities for Exchange Securities (assuming that such Holder (x) is not an "affiliate" of the Company within the meaning of the Securities Act, (y) is not a broker-dealer that acquired the Initial Securities in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Securities in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Securities and has no arrangements or understandings with any person to participate in the distribution of the

Exchange Securities) to resell such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

         (c) In connection with the Exchange Offer, the Company shall:

         (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents, stating, in addition to such other disclosures as are required by applicable law:

                  (A) that the Exchange Offer is being made pursuant to this Agreement and that all Initial Securities validly tendered will be accepted for exchange;

                  (B) the dates of acceptance for exchange;

                  (C) that any Initial Securities not tendered will remain outstanding and continue to accrue interest;

                  (D) that Holders electing to have Initial Securities exchanged pursuant to the Exchange Offer will be required to surrender such Initial Securities, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the last day of acceptance for exchange; and

                  (E) that Holders will be entitled to withdraw their election, not later than the close of business on the last day of acceptance for exchange, in accordance with the procedures specified therein; and

         (ii) keep the Exchange Offer open for acceptance for not less than 30 calendar days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders; utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and comply in all respects with all applicable laws relating to the Exchange Offer.

         (d) As soon as practicable after the close of the Exchange Offer, the Company and the Guarantors shall:

                  (i) accept for exchange all Initial Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer;

                  (ii) deliver to the applicable Trustee for cancellation all Initial Securities so accepted for exchange; and

                  (iii) cause the applicable Trustee promptly to authenticate and deliver to each Holder Exchange Securities equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         (e) The Initial Purchasers, the Company and the Guarantors acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer in exchange for Initial Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company and the Guarantors shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Exchange Offer; and

                  (ii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery of the prospectus included therein by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Exchange Offer, as contemplated by Section 4(h) below; provided, however, that the Company and the Guarantors shall not be required to maintain the effectiveness of the Exchange Offer Registration Statement for more than 30 days following the consummation of the Exchange Offer unless the Company has been notified in writing on or prior to the 30th day following the consummation of the Exchange Offer by one or more Exchanging Dealers that such Holder has received Exchange Securities as to which it will be required to deliver a prospectus upon resale.

         (f) In the event that an Initial Purchaser determines that it is not eligible to participate in the Exchange Offer with respect to the exchange of Initial Securities constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of the Initial Purchasers, the Company and the Guarantors shall issue and deliver to the Initial Purchasers, or to the party purchasing Initial Securities registered under the Shelf Registration Statement from the Initial Purchasers, in exchange for such Initial Securities, a like principal amount of Exchange Securities to the extent permitted by law. The Company and the Guarantors shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Exchange Offer.

         (g) The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company or the Guarantors to proceed with the Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company or the Guarantors and (iii) all governmental approvals shall have been obtained, which approvals the Company and the Guarantors deem necessary or advisable for the consummation of the Exchange Offer. The Company shall inform the Initial Purchasers, upon their request, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Initial Securities in the Exchange Offer.

         (h) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Initial Securities shall furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business, and (D) if such Holder is an Exchanging Dealer, that it will deliver a Prospectus in connection with any resale of such Exchange Security. In addition, all such Holders of Initial Securities shall otherwise cooperate in the Company's and the Guarantors' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company.

         3. SHELF REGISTRATION. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff, either the Company or the Guarantors determine upon advice of their outside counsel that it is not permitted to effect the Exchange Offer as contemplated by Section 2 hereof, or
(ii) the Company and the Guarantors are not required to file the Exchange Offer Registration Statement for any reason other than those specified in clause (i) above, or (iii) for any reason, the Exchange Offer is not consummated within 240 calendar days after the Closing Date, or (iv) with respect to any Holder of Transfer Restricted Securities, such Holder notifies the Company in writing following effectiveness of the Exchange Offer Registration Statement and on or prior to the 20th day following consummation of the Exchange Offer that (A) it is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) it is an Exchanging Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Exchange Offer in exchange for Initial Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the following provisions shall apply (the date on which any event specified in clauses (i) through (iv) above occurs, the "Shelf Filing Deadline"):

         (a) The Company and the Guarantors shall use commercially reasonable efforts to, on or prior to the 90th day after the Shelf Filing Deadline, file with the Commission and have declared effective a Shelf Registration Statement (as such date relates to the Shelf Registration Statement, the "Effectiveness Target Date") relating to the offer and sale of the Initial Securities or the Exchange Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and Rule 415 under the Securities Act, provided that, with respect to Exchange Securities received by the Initial Purchasers in exchange for Initial Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement. The Company and the Guarantors shall not be required to file, cause to be declared effective or maintain the effectiveness of any Shelf Registration Statement required pursuant to clauses (ii) or (iii) above following consummation of the Exchange Offer.

         (b) Subject to the next sentence, the Company and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus contained therein to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Initial Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or are no longer Transfer Restricted Securities (in any such case, such period being called the "Shelf Registration Period"). Notwithstanding the foregoing, the Company and the Guarantors may suspend the use of the Prospectus that forms a part of the Shelf Registration Statement for a period not to exceed 30 days in any six-month period or an aggregate of 60 days in any twelve-month period for valid business reasons (as determined by the Parent in good faith and not including avoidance of its obligations hereunder), including to avoid premature public disclosure of a pending material corporate transaction or development; provided, that (i) the Company and the Guarantors promptly thereafter comply with the requirements of
Section 4(m) hereof, if applicable; and (ii) the period during which the Shelf Registration Statement is required to be effective and usable shall be extended by the number of days during which such Shelf Registration Statement was not effective or usable pursuant to the foregoing provisions.

         4. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

         (a) The Company and the Guarantors shall, within five business days prior to the filing with the Commission of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel, upon their request) and make such representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders or their counsel) shall reasonably object, except for any amendment or supplement or document (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders and their counsel, upon their request)) which counsel to the Company shall advise the Company is required in order to comply with applicable law; the Initial Purchasers agree that, if it receives timely notice and drafts under this clause
(a), it will not take actions or make objections pursuant to this clause (a) such that the Company and the Guarantors are unable to comply with their obligations under this Agreement.

         (b) The Company and the Guarantors shall ensure that:

                  (i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder;

                  (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (iii) any Prospectus forming part of any Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) (1) The Company and the Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                           (2) During the Shelf Registration Period or the Exchange Offer Registration Period, as applicable, the Company and the Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Exchanging Dealer, confirm such advice in writing:

                  (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the Initial Securities or Exchange Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement or the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); and

                  (iv) of the determination by the Company or a Guarantor to suspend the availability of a Shelf Registration Statement or the use of the prospectus for resales of Securities in accordance with Section 3(b).

         (d) The Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

         (e) The Company shall furnish to each Holder of Securities covered by any Shelf Registration Statement that so requests, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto.

         (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, subject to the terms of this Agreement, each of the Company and the Guarantors consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto.

         (g) The Company shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Exchanging Dealer so requests in writing, all exhibits thereto.

         (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Exchange Offer; and, subject to the terms of this Agreement, each of the Company and the Guarantors consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as provided in Section 2(e) above.

         (i) Each Holder of Securities and each Exchanging Dealer agrees by its acquisition of such Initial Securities or Exchange Securities to be sold by such Exchanging Dealer, as the case may be, that, upon actual receipt of any notice from the Company or the Guarantors of the happening of any event of the kind described in paragraph (c)(2)(i), (c)(2)(ii), (c)(2)(iii), or (c)(2)(iv) of this
Section 4, such Holder will forthwith discontinue disposition of such Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Exchanging Dealer, as the case may be, until such Holder's or Exchanging Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(m) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the case of the Exchange Offer Registration Statement, in the event that the Company or the Guarantors shall give any such notice, the Exchange Offer Registration Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of the Exchange Securities covered by such Registration Statement or the Exchange Securities to be sold by such Exchanging Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(m) hereof or (y) the advice in writing.

         (j) Prior to the Exchange Offer or any other offering of Initial Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Guarantors shall register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Initial Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such states of the Securities covered by such Registration Statement; provided, however, that none of the Company or the Guarantors will be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (k) The Company and the Guarantors shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities, having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Company for cancellation.

         (l) The Company and the Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Initial Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations of $1,000 or an integral multiple thereof and registered in such names as Holders may request prior to sales of Initial Securities or Exchange Securities pursuant to such Registration Statement.

         (m) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) of this Section 4, the Company and the Guarantors shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Initial Securities or Exchange Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the case of a Shelf Registration Statement, notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event. Notwithstanding the foregoing, the Company and the Guarantors shall not be required to amend or supplement a Shelf Registration Statement, any related Prospectus or any document incorporated therein by reference, during the periods specified in Section 3(b) hereof.

         (n) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Initial Securities or Exchange Securities, as the case may be, registered under such Registration Statement, and provide the Trustees with certificates for such Initial Securities or Exchange Securities, in a form eligible for deposit with The Depository Trust Company.

         (o) The Company and the Guarantors shall use their reasonable best efforts to comply with all applicable rules and regulations of the Commission and the Company and Parent shall make generally available to the Company's security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement meeting the requirements of Rule 158 under the Securities Act.

         (p) The Company and the Guarantors shall cause the Indentures to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustees and the Holders of Securities to effect such changes to the Indentures as may be required for such Indentures to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use their reasonable best efforts to cause the Trustees to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indentures to be so qualified in a timely manner.

         (q) The Company and the Guarantors may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement.

         (r) The Company and the Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and Majority Holders agree should reasonably be included therein concerning such Holders or the distribution of such Holders' Securities, and shall make all required filings of such Prospectus supplement or post-effective amendment promptly upon notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (s) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or to facilitate the registration or the disposition of any Initial Securities included therein, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any).

         (t) In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

                  (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and any of their subsidiaries;

                  (ii) cause the officers, directors and employees of the Company and the Guarantors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations and make such representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or Managing Underwriters, if any, available for discussion of any such Registration Statement; provided, however, that any non-public information that is designated in writing by the Company and the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless (x) such disclosure is made in connection with a court proceeding or required by law, provided that each Holder and any such Managing Underwriter, attorney, accountant or agent will, upon learning that disclosure of such information is sought in a court proceeding or required by law, give written notice to the Company and the Guarantors to allow the Company and the Guarantors to undertake appropriate action to prevent disclosure or (y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of a disclosure of such information by any such Holder, underwriter, attorney, accountant or agent;

                  (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                  (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in similar underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of Parent (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or Parent or of any business acquired by the Company or Parent for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Securities registered thereunder (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (AICPA) ("SAS 72")), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with similar underwritten offerings, or if the provision of such "cold comfort" letters is not permitted by SAS 72 or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 75 of the AICPA, covering matters requested by the Initial Purchasers or their counsel; and

                  (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, and customarily delivered in similar offerings, including those to evidence compliance with Section 4(j) and with any conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

         The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(t) shall, to the extent reasonably requested by the Managing Underwriters be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         5. REGISTRATION EXPENSES; REMEDIES.

         (a) The Company and the Guarantors shall, jointly and severally, bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Securities), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) reasonable fees and disbursements of the Trustees and their respective counsel, (v) fees and disbursements of counsel for the Company and the Guarantors, (vi) in the case of a Shelf Registration Statement, reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and in the case of any Exchange Offer Registration Statement, reasonable fees and expenses of counsel to the Initial Purchasers acting in connection therewith and (vii) the fees and disbursements of the independent public accountants of the Company and Parent including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or, except as otherwise provided in clause (vi), the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Securities by a Holder.

         (b) In the event that:

                  (i) The Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the applicable Effectiveness Target Date;

                  (ii) The Shelf Registration Statement is not declared effective by the Commission on or prior to (A) the applicable Effectiveness Target Date with respect to clauses (i) and (ii) of
         Section 3 hereof, or (B) the later of 240 calendar days of the Closing Date with respect to clauses (iii) and (iv) of Section 3 hereof and the applicable Effectiveness Target Date;

                  (iii) the Company and the Guarantors fail to consummate the Exchange Offer within 240 calendar days of the Closing Date (if required); or

                  (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the resales of Transfer Restricted Securities during the periods specified in this Registration Rights Agreement (each such event referred to in clauses (i) through (iii) above, a "Registration Default"), then the Company will pay additional interest ("Additional Interest") to each holder of Initial Securities or Exchange Securities affected hereby, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Initial Securities or Exchange Securities held by that holder. The amount of the Additional Interest will increase by an additional $0.05 per week per $1,000 principal amount of Initial Securities or Exchange Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of $0.50 per week per $1,000 principal amount of Initial Securities or Exchange Securities. Additional Interest shall not accrue or be payable for more than one Registration Default at any given time, and shall accrue only for those days that a Registration Default occurs and is continuing.

         (c) The Company shall pay all accrued Additional Interest on each Damages Payment Date to the Global Note Holder by wire transfer of immediately available funds and to holders of Certificate Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

         (d) Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

         (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company and the Guarantors to comply with their obligations under Sections 2 and 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company and the Guarantors under Sections 2 and 3 hereof.

         6. INDEMNIFICATION AND CONTRIBUTION.

         (a) In connection with any Registration Statement, the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities covered thereby (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer) the directors, officers, employees and agents of such Holder and each person who controls such Holder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that none of the Company or the Guarantors will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantors by or on behalf of any such indemnified party specifically for inclusion therein; provided further, however, that none of the Company or the Guarantors will be liable in any case with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto to the extent that any such loss, claim, damage or liability (or action in respect thereof) resulted from the fact that any indemnified party sold Initial Securities or Exchange Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, and if the untrue statement contained in or omission from such preliminary Prospectus or Prospectus was corrected in the Prospectus as then amended or supplemented unless such failure is the result of noncompliance by the Company and the Guarantors with the provisions of Section 4(f) or 4(h) hereof. This indemnity agreement will be in addition to any liability that each of the Company and the Guarantors may otherwise have.

         The Company and the Guarantors, jointly and severally, also agree to indemnify or contribute to Losses of, as provided in Section 6(d) hereof, any underwriters of Securities registered under a Shelf Registration Statement, their employees, officers, directors and agents and each person who controls such underwriters on the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(s) hereof.

         (b) Each Holder of Securities covered by a Registration Statement (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each of the directors of the Company and the Guarantors, (iii) each of the officers of the Company and the Guarantors who signs such Registration Statement and (iv) each Person who controls the Company or the Guarantors within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with respect to written information furnished to the Company or the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement that resulted in such Losses; no Holder shall in any case be required to contribute any amount in excess of the amount by which the total price at which the Initial Securities were sold by such Holder exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such underwriter under the Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantor shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Initial Securities or Exchange Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement that resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or any Guarantor within the meaning of either the Securities Act or the Exchange Act, each officer of the Company and the Guarantors who shall have signed the Registration Statement and each director of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company, the Guarantors or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Securities covered by a Registration Statement.

         7. RULE 144A. The Company and the Guarantors each hereby agrees with each Holder, for so long as any Initial Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Initial Securities pursuant to Rule 144A.

         8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Initial Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

         9. SELECTION OF UNDERWRITERS. The Holders of Initial Securities covered by the Shelf Registration Statement who desire to do so may sell such Initial Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Initial Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company and the Guarantors.

         10. MISCELLANEOUS.

         (a) No Inconsistent Agreement. None of the Company or the Guarantors has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement that conflicts with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities considered as one class; provided that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Initial Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities being sold rather than registered under such Registration Statement.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee, with a copy in like manner to Morgan Stanley & Co. Incorporated;

                  (ii) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to:

                           1. Morgan Stanley & Co. Incorporated, 1585 Broadway,
                  New York, New York 10036, Attention: Global Capital Markets Syndicate Desk (Fax: 212-761-0538), with a copy, in the case of any notice pursuant to Section 8(d), to Director of Litigation, Law Division, Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York 10020; and

                           2. with a copy to Shearman & Sterling LLP, 599
                  Lexington Avenue, New York, New York 10022, Attention: Andrew Schleider, Esq. (Fax: 212-848-7179);

                  (iii) if to the Company and the Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to:

                           1. the address of the Company set forth in the
                  Offering Memorandum, Attention: Ronald L. Ripley, Vice President and Senior Corporate Counsel (Fax: 405-529-8515),

                           2. with a copy to Mayer Brown Rowe & Maw, LLP, 190 S.
                  LaSalle Street Chicago, Illinois 60603, Attention: Paul Theiss, Esq. (Fax: 312-706-8218);

                           3. if to a Holder, at the most current address given
                  by such Holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee, with a copy in like manner to Morgan Stanley & Co. Incorporated;

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers, on the one hand, or the Company and the Guarantors, on the other, by notice to the other party or parties may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantors thereto, subsequent Holders of Initial Securities and/or Exchange Securities. The Company and the Guarantors hereby agrees to extend the benefits of this Agreement to any Holder of Initial Securities and/or Exchange Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Initial Securities Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of the aggregate principal amount of Initial Securities or Exchange Securities is required hereunder, Initial Securities or Exchange Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Initial Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Initial Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Please confirm that the foregoing correctly sets forth the agreements under the Registration Rights Agreement, the Company, the Guarantors and you.

                                   Very truly yours,

                                   DOBSON CELLULAR SYSTEMS, INC.

                                   By:
                                       ----------------------------------------
                                       Name:  Ronald L. Ripley
                                       Title: Vice President




                                   DOBSON COMMUNICATIONS CORPORATION

                                   By:
                                       ----------------------------------------
                                       Name:  Ronald L. Ripley
                                       Title: Vice President



                                   DOBSON OPERATING CO., LLC

                                   By:
                                       ----------------------------------------
                                       Name:  Ronald L. Ripley
                                       Title: Co-Manager



                                   DOC LEASE CO., LLC

                                   By:
                                       ----------------------------------------
                                       Name:  Ronald L. Ripley
                                       Title: Co-Manager

                                          The foregoing Agreement is
                                          hereby accepted as of the
                                          date first above written.






MORGAN STANLEY & CO. INCORPORATED


By:
    -----------------------------
    Name:
    Title:


For itself and as a representative of the several Initial Purchasers named in
Schedule I hereto

                                   SCHEDULE I

                               INITIAL PURCHASERS

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.

                                                                         ANNEX A

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until such date all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

                                                                         ANNEX D

         If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities, it represents that the Initial Securities to be exchanged for the Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.